EXHIBIT NO. 99.2(k)(4)

                                                    Revised as of July 26, 2005
                           Master Administrative Services Agreement - Exhibit A
Funds

I.         MFS Family of Funds
           MFS Series Trust I:
            MFS Cash Reserve Fund
            MFS Core Equity Fund
            MFS Core Growth Fund
            MFS New Discovery Fund
            MFS Research International Fund
            MFS Strategic Growth Fund
            MFS Technology Fund
            MFS Value Fund

           MFS Series Trust II:
            MFS Emerging Growth Fund

           MFS Series Trust III:
            MFS High Income Fund
            MFS High Yield Opportunities Fund
            MFS Municipal High Income Fund

           MFS Series Trust IV:
            MFS Government Money Market Fund
            MFS Mid Cap Growth Fund
            MFS Money Market Fund
            MFS Municipal Bond Fund

           MFS Series Trust V:
            MFS International New Discovery Fund
            MFS Research Fund
            MFS Total Return Fund

           MFS Series Trust VI:
            MFS Global Equity Fund
            MFS Global Total Return Fund
            MFS Utilities Fund

           MFS Series Trust VII:
            MFS Capital Opportunities Fund

           MFS Series Trust VIII:
            MFS Global Growth Fund
            MFS Strategic Income Fund

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           MFS Series Trust IX:
            MFS Bond Fund
            MFS Inflation-Adjusted Bond Fund
            MFS Intermediate Investment Grade Bond Fund
            MFS Limited Maturity Fund
            MFS Municipal Limited Maturity Fund
            MFS Research Bond Fund
            MFS Research Bond Fund J

           MFS Series Trust X:
            MFS Aggressive Growth Allocation Fund
            MFS Conservative Allocation Fund
            MFS Emerging Markets Debt Fund
            MFS Emerging Markets Equity Fund
            MFS Floating Rate High Income Fund
            MFS Growth Allocation Fund
            MFS International Diversification Fund
            MFS International Growth Fund
            MFS International Value Fund
            MFS Moderate Allocation Fund
            MFS New Endeavor Fund
            MFS Strategic Value Fund

           MFS Series Trust XI:
            MFS Mid Cap Value Fund
            MFS Union Standard Equity Fund

           MFS Series Trust XII:
            MFS Lifetime Retirement Income Fund
            MFS Lifetime 2010 Fund
            MFS Lifetime 2020 Fund
            MFS Lifetime 2030 Fund
            MFS Lifetime 2040 Fund

           MFS Municipal Series Trust:
            MFS Alabama Municipal Bond Fund
            MFS Arkansas Municipal Bond Fund
            MFS California Municipal Bond Fund
            MFS Florida Municipal Bond Fund
            MFS Georgia Municipal Bond Fund
            MFS Maryland Municipal Bond Fund
            MFS Massachusetts Municipal Bond Fund
            MFS Mississippi Municipal Bond Fund
            MFS New York Municipal Bond Fund
            MFS North Carolina Municipal Bond Fund
            MFS Pennsylvania Municipal Bond Fund
            MFS South Carolina Municipal Bond Fund
            MFS Tennessee Municipal Bond Fund
            MFS Virginia Municipal Bond Fund
            MFS West Virginia Municipal Bond Fund
            MFS Municipal Income Fund
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           MFS Growth Opportunities Fund

           MFS Government Securities Fund

           Massachusetts Investors Growth Stock Fund

           MFS Government Limited Maturity Fund

           Massachusetts Investors Trust

II.        MFS Closed-End Funds
            MFS Charter Income Trust
            MFS Government Markets Income Trust
            MFS Intermediate Income Trust
            MFS Multimarket Income Trust
            MFS Municipal Income Trust
            MFS Special Value Trust

III.      MFS Institutional Funds
          MFS Institutional Trust:
           MFS Institutional International Equity Fund
           MFS Institutional International Research Equity Fund
           MFS Institutional Large Cap Growth Fund
           MFS Institutional Large Cap Value Fund


          MFS Variable Insurance Trust:
           MFS Capital Opportunities Series
           MFS Emerging Growth Series
           MFS Global Equity Series
           MFS High Income Series
           MFS Investors Growth Stock Series
           MFS Investors Trust Series
           MFS Mid Cap Growth Series
           MFS Money Market Series
           MFS New Discovery Series
           MFS Research Bond Series
           MFS Research International Series
           MFS Research Series
           MFS Strategic Income Series
           MFS Total Return Series
           MFS Utilities Series
           MFS Value Series

IV.       MFS/Sun Life Series Trust
           Bond Series
           Capital Appreciation Series
           Capital Opportunities Series
           Core Equity Series
           Emerging Growth Series
           Emerging Markets Equity Series
           Global Governments Series
           Global Growth Series
           Global Total Return Series
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           Government Securities Series
           High Yield Series
           International Growth Series
           International Value Series
           Massachusetts Investors Growth Stock Series
           Massachusetts Investors Trust Series
           Mid Cap Growth Series
           Mid Cap Value Series
           Money Market Series
           New Discovery Series
           Research International Series
           Research Series
           Strategic Growth Series
           Strategic Income Series
           Strategic Value Series
           Technology Series
           Total Return Series
           Utilities Series
           Value Series

V.       Compass Products
           Capital Appreciation Variable Account
           Global Governments Variable Account
           Government Securities Variable Account
           High Yield Variable Account
           Money Market Variable Account
           Total Return Variable Account